                                                                     Exhibit 4.2

   NUMBER                        CURAGEN                               SHARES
                                 CORPORATION

INCORPORATED UNDER THE LAWS OF                       CUSIP  23126R  10   1
    THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS



     THIS CERTIFIES THAT






    is the record holder of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF

---------------------------   CURAGEN CORPORATION   ----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

    /s/ Elizabeth A. Whayland                  /s/ Jonathan M. Rothberg
          Secretary                             Chief Executive Officer,
                                           President and Chairman of the Board

                              Curagen Corporation
                                   Seal 1991
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                              CURAGEN CORPORATION

   CuraGen Corporation will furnish to any shareholder upon request to its principal office, and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized, and of the variations in the relative rights and preferences between the shares of each preferred or special class in a series, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                    TEN COM - as tenants in common

                    UNIF GIFT ACT-___________ Custodian______________
                                    (Cust)              (Minor)

                    TEN ENT - as tenants by the entireties

                    JT TEN - as joint tenants with right of survivorship and not as tenants in common

                        under Uniforms Gifts to Minors

                        Act___________________________
                                (State)

   Additional abbreviations may also be used though not in the above list.

  For value received, ________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
[                             ]
________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

__________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,____________________________________


                              _________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                              FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

By_______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17 Ad-15.